UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2002
                                                            -----------

                                    KNOWLEDGE
                                    ---------
                               FOUNDATIONS, INC.
                               -----------------
             (Exact name of registrant as specified in its charter)

           Delaware                     000-28287              88-0418749
           --------                     ---------              ----------
 (State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)

              13525 Midland Road, Suite I, Poway, California 92064
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (619) 692-2518
                                 --------------
                         (Registrant's telephone number)

Item 5 Other Events.

      Knowledge Foundations, Inc. issued the press release attached hereto as
Exhibit 99.1 and Merger Agreement dated April 23, 2002, attached hereto as
Exhibit 99.2.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 2, 2002.

                        Knowledge Foundations, Inc., a Delaware corporation


                        By:  /s/ Michael W. Dochterman
                             -------------------------------------------
                             Michael W. Dochterman, President
                              and Chief Executive Officer